UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

ALLIANCEBERNSTEIN GLOBAL BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2014

Date of reporting period: March 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Bond Fund

March 31, 2014

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 14, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Bond Fund (the “Fund”) for the semi-annual reporting period ended March 31, 2014.

Investment Objectives and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund invests significantly in fixed-income securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including U.S. and non-U.S. Government and corporate debt securities. The Fund’s investments may be denominated in local currency or U.S. dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

AllianceBernstein L.P. (the “Adviser”) will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the U.S. dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment-grade at the time of investment and may invest up to 25% of its net assets in below investment grade fixed-income securities (commonly known as “junk bonds”).

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swaps.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Global Aggregate Bond Index (U.S. dollar hedged), for the six- and 12-month periods ended March 31, 2014. The inception date for Class Z shares was October 15, 2013; due to limited performance history, there is no discussion of comparison to the benchmark for this share class.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	1

All share classes of the Fund outperformed the benchmark for the six-month period, yet underperformed for the 12-month period. For the six-month period, positive sector and security selection were the primary contributors. For the 12-month period, country and yield curve positioning, specifically an overweight in the 10-year area of the U.S. yield curve as rates rose, were the primary detractors. For both periods, overall sector selection was positive. An overweight to U.S. investment-grade corporates and exposure to high yield corporates contributed positively for both periods, as did an allocation to non-agency mortgages and select emerging market corporates. Corporate security selection, specifically in the Fund’s bank holdings, also added to returns for both periods.

European government selection detracted for both periods due to the Fund’s underweight to peripheral European countries, which outperformed as that region continued to recover. Overall country positioning for the six-month period had an immaterial impact as the Fund’s underweight in Japan, which contributed positively, was offset by a general underweight in the euro area. Conversely, country positioning detracted for the 12-month period, primarily due to the Fund’s euro-area underweight, as well as an overweight in the UK and U.S. Agency mortgage security selection also detracted for the 12-month period.

Derivatives utilized during both periods included Treasury futures and interest rate swaps to manage the overall duration positioning of the Fund. Currency forwards were utilized to manage the Fund’s overall currency exposure; for both periods, overall currency positioning contributed positively. Purchased and written options were utilized for hedging purposes, having an immaterial impact for the six-month period, and detracting for the 12-month period.

Market Review and Investment Strategy

Global equity markets responded positively to economic improvement in key developed countries, and accommodative monetary policies of major central banks supported fixed income during the six-month period ended March 31, 2014. In the U.S., solid data on employment, consumer spending and housing pointed to continued economic recovery. Despite wide differences between individual countries, the euro area showed signs of modest economic growth, reflected by stronger manufacturing activity and an increase in consumer confidence. In Japan, both employment growth and core inflation have turned positive, suggesting that the aggressive government efforts to reverse a decade of deflation and stimulate growth are delivering results.

By contrast, emerging market debt continued to underperform developed markets, as sluggish exports and weak domestic demand have hampered economic growth in several bellwether countries such as China and Brazil. Investors were also concerned about the impact on growth for those

2	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

emerging-market countries that have relied on abundant global liquidity and low interest rates to finance government spending as the U.S. Federal Reserve (the “Fed”) reined in its bond purchase program.

The direction of U.S. federal policy also played a significant role in market activity in the six-month period. Fixed-income markets underperformed in the beginning of the period, as interest rates rose in response to signals by the Fed that it would consider reducing its bond-buying program, which then came to pass in December. At the end of the period, however, capital markets rebounded with almost all major fixed-income sectors outperforming (with the notable exception of local-currency emerging-market debt), as Fed Chair Janet Yellen reaffirmed that tapering should continue unabated. Investors were encouraged to hear that the program is expected to be reduced in measured steps, and that monetary stance should remain accommodative for the foreseeable future.

The Fund continues to have a well-diversified overweight position in U.S. dollar investment-grade corporates, with a more modest overweight in commercial mortgage-backed securities. The Global Fixed Income Investment Team continues to hold select emerging market corporates where it sees value. The Fund is overweight in intermediate maturities, primarily in the U.S., taking advantage of the steepness of the yield curve. The Fund remains underweight the euro area and Japan, and overweight the U.S.; overall duration of the Fund remains shorter relative to its benchmark.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Global Aggregate Bond Index (U.S. dollar hedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”), may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2014 (unaudited)	NAV Returns
	6 Months		12 Months
AllianceBernstein Global Bond Fund
Class A	2.77%		-0.72%

Class B*	2.54%		-1.30%

Class C	2.53%		-1.40%

Advisor Class†	3.05%		-0.30%

Class R†	2.74%		-0.92%

Class K†	2.90%		-0.61%

Class I†	3.08%		-0.25%

Class Z†	3.24%	‡	—

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	2.26%		1.32%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

‡      Inception date: 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			2.16%
1 Year	-0.72%	-4.89%
5 Years	8.68%	7.73%
10 Years	6.00%	5.55%

Class B Shares			1.54%
1 Year	-1.30%	-4.21%
5 Years	7.95%	7.95%
10 Years(a)	5.55%	5.55%

Class C Shares			1.55%
1 Year	-1.40%	-2.37%
5 Years	7.93%	7.93%
10 Years	5.24%	5.24%

Advisor Class Shares†			2.55%
1 Year	-0.30%	-0.30%
5 Years	9.04%	9.04%
Since Inception‡	5.28%	5.28%

Class R Shares†			1.91%
1 Year	-0.92%	-0.92%
5 Years	8.39%	8.39%
Since Inception‡	4.70%	4.70%

Class K Shares†			2.22%
1 Year	-0.61%	-0.61%
5 Years	8.77%	8.77%
Since Inception‡	5.02%	5.02%

Class I Shares†			2.60%
1 Year	-0.25%	-0.25%
5 Years	9.08%	9.08%
Since Inception‡	5.32%	5.32%

Class Z Shares†			2.54%
Since Inception‡	3.24%	3.24%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.94%, 1.65%, 1.64%, 0.64%, 1.29%, 0.95%, 0.59% and 0.54% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2014.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

‡	Inception dates: 11/5/2007 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.89%
5 Years	7.73%
10 Years	5.55%

Class B Shares
1 Year	-4.21%
5 Years	7.95%
10 Years(a)	5.55%

Class C Shares
1 Year	-2.37%
5 Years	7.93%
10 Years	5.24%

Advisor Class Shares†
1 Year	-0.30%
5 Years	9.04%
Since Inception‡	5.28%

Class R Shares†
1 Year	-0.92%
5 Years	8.39%
Since Inception‡	4.70%

Class K Shares†
1 Year	-0.61%
5 Years	8.77%
Since Inception‡	5.02%

Class I Shares†
1 Year	-0.25%
5 Years	9.08%
Since Inception‡	5.32%

Class Z Shares†
Since Inception‡	3.24%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

‡	Inception dates: 11/5/2007 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,027.70	$4.75	0.94%
Hypothetical**	$1,000	$1,020.24	$4.73	0.94%
Class B
Actual	$1,000	$1,025.40	$8.28	1.64%
Hypothetical**	$1,000	$1,016.75	$8.25	1.64%
Class C
Actual	$1,000	$1,025.30	$8.28	1.64%
Hypothetical**	$1,000	$1,016.75	$8.25	1.64%
Advisor Class
Actual	$1,000	$1,030.50	$3.24	0.64%
Hypothetical**	$1,000	$1,021.74	$3.23	0.64%
Class R
Actual	$1,000	$1,027.40	$6.32	1.25%
Hypothetical**	$1,000	$1,018.70	$6.29	1.25%

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	9

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period*		Annualized Expense Ratio*
Class K
Actual	$1,000	$1,029.00	$4.76		0.94%
Hypothetical**	$1,000	$1,020.24	$4.73		0.94%
Class I
Actual	$1,000	$1,030.80	$2.99		0.59%
Hypothetical**	$1,000	$1,021.99	$2.97		0.59%
Class Z
Actual	$1,000	$1,032.40	$2.53	***	0.54	%***
Hypothetical**	$1,000	$1,022.24	$2.72	***	0.54	%***

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

***	Actual expenses paid are based on the period from October 15, 2013 (commencement of distribution) and are equal to the Class’s annualized expense ratio, multiplied by 168/365 (to reflect the since inception period). Hypothetical expenses are equal to the Class’s annualized ratio, multiplied by the average account value of the period, multiplied by 182/365 (to reflect the one-half year period).

10	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Expense Example

PORTFOLIO SUMMARY

March 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,280.3

*	All data are as of March 31, 2014. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.6% or less in the following security types: Agencies, Asset-Backed Securities, Bank Loans, Common Stocks, Governments-Sovereign Bonds, Options Purchased-Calls and Whole Loan Trusts.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	11

Portfolio Summary

PORTFOLIO SUMMARY

March 31, 2014 (unaudited)

*	All data are as of March 31, 2014. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.1% or less in the following countries or regions: Austria, Bermuda, Chile, China, Denmark, Dominican Republic, Euro Zone, Finland, Guatemala, India, Indonesia, Ireland, Luxembourg, Macau, Norway, Peru, Qatar, Russia, South Africa, South Korea, Supranational, Sweden, Switzerland, Turkey and United Arab Emirates.

12	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2014 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 48.5%
Australia – 4.3%
Australia Series 137 2.75%, 4/21/24	AUD	33,125	$27,348,283
Australia Government Bond Series 122 5.25%, 3/15/19		66,977	67,184,871
Series 128 5.75%, 7/15/22		45,000	47,083,585

			141,616,739

Austria – 0.7%
Austria Government Bond 3.40%, 11/22/22(a)	EUR	15,680	24,619,634

Belgium – 1.2%
Belgium Government Bond Series 61 4.25%, 9/28/21(a)		12,230	20,004,009
Series 68 2.25%, 6/22/23(a)		10,915	15,339,444
Series 71 3.75%, 6/22/45(a)		2,300	3,527,280

			38,870,733

Brazil – 1.5%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	115,110	48,028,452

Canada – 3.1%
Canadian Government Bond 1.25%, 9/01/18	CAD	115,000	102,371,325

Finland – 1.0%
Finland Government Bond 3.375%, 4/15/20(a)	EUR	21,085	32,927,542

France – 1.6%
France Government Bond OAT 3.00%, 4/25/22		31,885	48,477,317
3.25%, 5/25/45(a)		3,600	5,094,539

			53,571,856

Germany – 2.4%
Bundesrepublik Deutschland 1.50%, 5/15/23		27,325	37,842,449
2.25%, 9/04/21		12,646	18,846,886
3.25%, 7/04/42		1,000	1,611,923

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007 4.25%, 7/04/39	EUR	10,200	$18,937,752

			77,239,010

Italy – 2.0%
Italy Buoni Poliennali Del Tesoro 3.50%, 11/01/17		10,175	15,001,088
3.75%, 3/01/21		4,525	6,700,434
4.25%, 9/01/19		6,710	10,288,533
4.50%, 2/01/20(a)		5,075	7,859,228
4.75%, 5/01/17-9/01/21		12,650	19,475,437
5.00%, 9/01/40(a)		3,625	5,632,212

			64,956,932

Japan – 0.6%
Japan Government Ten Year Bond Series 333 0.60%, 3/20/24	JPY	1,986,750	19,160,805

Mexico – 2.9%
Mexican Bonos Series M 4.75%, 6/14/18	MXN	640,655	48,664,017
7.75%, 11/13/42		200,000	16,391,483
Series MI10 9.50%, 12/18/14		395,000	31,489,356

			96,544,856

Netherlands – 1.6%
Netherlands Government Bond 2.25%, 7/15/22(a)	EUR	5,750	8,346,792
2.50%, 1/15/33(a)		16,725	23,194,166
4.00%, 7/15/19(a)		6,830	10,915,335
7.50%, 1/15/23		5,750	11,726,970

			54,183,263

Spain – 0.9%
Spain Government Bond 4.00%, 4/30/20		3,745	5,686,580
4.70%, 7/30/41		7,500	11,237,284
4.85%, 10/31/20		7,535	11,909,654

			28,833,518

Sweden – 0.4%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	75,000	12,929,832

United Kingdom – 8.5%
United Kingdom Gilt 1.00%, 9/07/17(a)	GBP	14,000	23,048,815

14	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

1.75%, 9/07/22(a)	GBP	10,510	$16,405,786
2.25%, 9/07/23(a)		403	644,288
3.25%, 1/22/44(a)		2,500	3,959,690
4.00%, 3/07/22(a)		59,100	109,523,365
4.25%, 12/07/40(a)		23,500	44,396,694
4.75%, 3/07/20(a)		41,500	79,501,772

			277,480,410

United States – 15.8%
U.S. Treasury Bonds 2.75%, 8/15/42	U.S.$	155	132,331
2.875%, 5/15/43		30	26,184
3.00%, 5/15/42		65	58,602
3.125%, 11/15/41-2/15/43		16,040	14,866,812
3.625%, 8/15/43		15,000	15,182,820
4.50%, 2/15/36		115	134,981
4.625%, 2/15/40		25,400	30,452,212
5.375%, 2/15/31		103,000	131,759,557
U.S. Treasury Notes 0.25%, 8/31/14		395	395,278
0.50%, 7/31/17		70	68,660
0.625%, 8/31/17		40	39,322
0.75%, 6/30/17		50	49,531
0.875%, 11/30/16-1/31/17		33,105	33,147,705
1.00%, 8/31/16-5/31/18		36,480	35,824,088
1.625%, 8/15/22		16,900	15,714,364
2.00%, 11/30/20-11/15/21		96,840	94,461,469
2.375%, 12/31/20		64,000	64,499,968
2.625%, 4/30/16-11/15/20		78,503	80,534,638

			517,348,522

Total Governments – Treasuries (cost $1,552,228,516)			1,590,683,429

CORPORATES – INVESTMENT GRADES – 23.9%
Industrial – 11.2%
Basic – 1.4%
Barrick North America Finance LLC 4.40%, 5/30/21		3,745	3,773,559
BHP Billiton Finance USA Ltd. 3.25%, 11/21/21		15	15,168
Braskem Finance Ltd. 6.45%, 2/03/24		2,320	2,375,100
Dow Chemical Co. (The) 4.125%, 11/15/21		45	47,127
7.375%, 11/01/29		1,615	2,089,497
8.55%, 5/15/19		3,000	3,841,338

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Freeport-McMoRan Copper & Gold, Inc. 2.375%, 3/15/18	U.S.$	40	$39,885
Gerdau Trade, Inc. 4.75%, 4/15/23(a)(b)		5,300	4,950,549
5.75%, 1/30/21(a)		168	172,200
International Paper Co. 7.95%, 6/15/18		6,050	7,399,441
LYB International Finance BV 4.00%, 7/15/23		30	30,595
LyondellBasell Industries NV 5.75%, 4/15/24		5,435	6,261,049
Minsur SA 6.25%, 2/07/24(a)		2,157	2,265,160
Rio Tinto Finance USA PLC 2.25%, 12/14/18		35	34,997
2.875%, 8/21/22(b)		7,332	6,978,561
3.50%, 3/22/22		2,315	2,315,877
Samarco Mineracao SA 5.75%, 10/24/23(a)		3,472	3,497,608
Vale SA 5.625%, 9/11/42		35	32,740

			46,120,451

Capital Goods – 0.6%
Odebrecht Finance Ltd. 4.375%, 4/25/25(a)		9,945	8,901,602
Owens Corning 6.50%, 12/01/16(c)		2,943	3,249,728
Republic Services, Inc. 5.25%, 11/15/21		6,898	7,711,233
5.50%, 9/15/19		15	17,008

			19,879,571

Communications - Media – 1.6%
21st Century Fox America, Inc. 3.00%, 9/15/22		1,968	1,890,335
BSKYB Finance UK PLC 5.75%, 10/20/17(a)	GBP	3,977	7,408,130
CBS Corp. 5.75%, 4/15/20	U.S.$	475	541,724
8.875%, 5/15/19		7,309	9,370,774
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,689	2,393,644
Comcast Corp. 4.25%, 1/15/33		10,000	9,801,460
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		4,900	4,848,741

16	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.60%, 2/15/21	U.S.$	45	$47,478
4.75%, 10/01/14		1,560	1,590,503
5.20%, 3/15/20		2,925	3,202,855
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(d)		1,661	1,754,431
Myriad International Holdings BV 6.00%, 7/18/20(a)		5,287	5,735,921
Omnicom Group, Inc. 3.625%, 5/01/22		2,729	2,710,167
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		30	37,906
SES Global Americas Holdings GP 2.50%, 3/25/19(a)		2,379	2,364,483

			53,698,552

Communications - Telecommunications – 1.8%
American Tower Corp. 5.05%, 9/01/20		5,800	6,242,557
AT&T, Inc. 4.45%, 5/15/21		4,259	4,602,518
5.35%, 9/01/40		45	45,987
5.80%, 2/15/19		2,937	3,391,313
Bell Canada 5.00%, 2/15/17(a)	CAD	5,900	5,765,882
British Telecommunications PLC 9.625%, 12/15/30(e)	U.S.$	5,972	9,231,643
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		6,870	6,910,506
ENTEL Chile SA 4.875%, 10/30/24(a)		4,969	5,009,418
Telefonica Emisiones SAU 5.462%, 2/16/21		15	16,490
United States Cellular Corp. 6.70%, 12/15/33		1,714	1,737,053
Verizon Communications, Inc. 5.15%, 9/15/23		7,177	7,853,928
6.55%, 9/15/43		7,521	9,152,568
7.35%, 4/01/39		25	32,446
Vodafone Group PLC 6.15%, 2/27/37		30	34,023

			60,026,332

Consumer Cyclical - Automotive – 0.9%
BMW US Capital LLC 5.00%, 5/28/15	EUR	6,000	8,688,205
Ford Motor Credit Co. LLC 5.00%, 5/15/18	U.S.$	4,545	5,016,448
5.875%, 8/02/21		4,999	5,752,024

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)	U.S.$	4,647	$4,806,183
6.80%, 6/15/18(a)		4,000	4,684,756

			28,947,616

Consumer Cyclical - Entertainment – 0.3%
Time Warner, Inc. 4.70%, 1/15/21		65	71,089
7.625%, 4/15/31		5,000	6,661,600
Viacom, Inc. 3.875%, 4/01/24		3,091	3,083,408
5.625%, 9/15/19		10	11,321

			9,827,418

Consumer Cyclical - Other – 0.1%
Wyndham Worldwide Corp. 2.50%, 3/01/18		40	40,202
4.25%, 3/01/22		3,300	3,337,834

			3,378,036

Consumer Cyclical - Retailers – 0.3%
Dollar General Corp. 3.25%, 4/15/23		7,200	6,796,836
Gap, Inc. (The) 5.95%, 4/12/21		35	39,407
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		4,148	4,276,721

			11,112,964

Consumer Non-Cyclical – 1.1%
AbbVie, Inc. 1.75%, 11/06/17		10	10,032
Actavis, Inc. 3.25%, 10/01/22		3,014	2,889,440
Ahold Finance USA LLC 6.875%, 5/01/29		5,850	7,124,417
Alicorp SAA 3.875%, 3/20/23(a)		3,260	3,028,264
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		10,015	12,359,111
Kroger Co. (The) 3.40%, 4/15/22		788	779,556
Laboratory Corp. of America Holdings 2.20%, 8/23/17		2,109	2,134,588
Reynolds American, Inc. 3.25%, 11/01/22		3,874	3,644,663
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		2,875	2,957,892

18	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Tyson Foods, Inc. 4.50%, 6/15/22	U.S.$	16	$16,690

			34,944,653

Energy – 1.6%
Anadarko Petroleum Corp. 5.95%, 9/15/16		2,863	3,176,370
6.45%, 9/15/36		25	29,570
Apache Corp. 6.90%, 9/15/18		2,950	3,531,669
Encana Corp. 3.90%, 11/15/21		60	61,573
Marathon Petroleum Corp. 5.125%, 3/01/21		15	16,678
Nabors Industries, Inc. 5.10%, 9/15/23(a)		5,000	5,199,691
Noble Energy, Inc. 8.25%, 3/01/19		6,280	7,819,906
Noble Holding International Ltd. 4.90%, 8/01/20		520	554,846
Phillips 66 4.30%, 4/01/22		12,784	13,515,219
Reliance Holding USA, Inc. 5.40%, 2/14/22(a)		4,758	4,989,362
Southwestern Energy Co. 4.10%, 3/15/22		2,200	2,260,953
Transocean, Inc. 6.375%, 12/15/21		5,500	6,181,747
6.50%, 11/15/20		4,300	4,828,586
Valero Energy Corp. 6.125%, 2/01/20		20	23,223
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		45	58,418

			52,247,811

Technology – 0.4%
Agilent Technologies, Inc. 5.00%, 7/15/20		1,040	1,137,593
Baidu, Inc. 2.25%, 11/28/17		1,755	1,758,038
Hewlett-Packard Co. 4.65%, 12/09/21		15	15,868
Intel Corp. 4.80%, 10/01/41		20	20,665
Motorola Solutions, Inc. 3.50%, 3/01/23		25	23,899
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		8,140	8,314,790

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Total System Services, Inc. 2.375%, 6/01/18	U.S.$	20	$19,721
Xerox Corp. 8.25%, 5/15/14		10	10,084

			11,300,658

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.25%, 10/01/14		3,015	3,081,375
Southwest Airlines Co. Pass Through Trust Series 07-1 6.15%, 8/01/22		6,285	7,227,665

			10,309,040

Transportation - Railroads – 0.4%
Burlington Northern Santa Fe LLC 4.95%, 9/15/41		6,713	6,919,807
Canadian Pacific Railway Co. 6.50%, 5/15/18		1,276	1,481,413
CSX Corp. 6.25%, 3/15/18		5,000	5,780,180

			14,181,400

Transportation - Services – 0.4%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		2,722	2,790,978
4.625%, 9/23/20(a)		1,501	1,551,288
5.00%, 4/07/18(a)		2,676	2,873,537
Ryder System, Inc. 5.85%, 11/01/16		4,332	4,803,187
7.20%, 9/01/15		20	21,698

			12,040,688

			368,015,190

Financial Institutions – 10.0%
Banking – 6.7%
ABN AMRO Bank NV 2.50%, 10/30/18(a)		8,000	7,961,174
Akbank TAS 3.875%, 10/24/17(a)		8,485	8,400,150
Bank of America Corp. 3.30%, 1/11/23		4,600	4,434,809
5.875%, 2/07/42		2,896	3,348,587
Series L 5.65%, 5/01/18		125	141,304
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	3,145	5,264,944
BBVA Banco Continental SA 5.00%, 8/26/22(a)(b)	U.S.$	4,224	4,261,072
BNP Paribas SA 4.73%, 4/12/16(a)	EUR	10,500	15,073,245

20	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BPCE SA 5.70%, 10/22/23(a)	U.S.$	6,236	$6,482,135
Capital One Financial Corp. 4.75%, 7/15/21		25	27,389
Citigroup, Inc. 4.50%, 1/14/22		125	132,444
5.875%, 1/30/42		5,217	5,988,177
Compass Bank 5.50%, 4/01/20		15	15,836
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		3,962	3,934,936
Credit Suisse AG 6.50%, 8/08/23(a)		5,199	5,684,082
Danske Bank A/S 5.684%, 2/15/17	GBP	3,580	6,174,903
DNB Bank ASA 4.75%, 3/08/22(a)	EUR	8,391	12,543,258
Fifth Third Bancorp 3.50%, 3/15/22	U.S.$	15	15,057
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		10,600	12,019,541
Series D 6.00%, 6/15/20		135	155,022
HSBC Holdings PLC 4.00%, 3/30/22		8,000	8,308,200
5.10%, 4/05/21		65	72,677
6.50%, 9/15/37		2,617	3,096,288
ING Bank NV 3.75%, 3/07/17(a)		8,070	8,578,854
JPMorgan Chase & Co. 4.40%, 7/22/20		75	80,845
Series S 6.75%, 2/01/24		7,995	8,414,737
JPMorgan Chase Bank NA 0.997%, 5/31/17(c)	EUR	950	1,294,109
Macquarie Bank Ltd. 5.00%, 2/22/17(a)	U.S.$	607	662,295
Macquarie Group Ltd. 4.875%, 8/10/17(a)		2,595	2,800,205
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		9,586	11,062,532
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		7,789	7,823,388
Morgan Stanley Series G 5.50%, 7/28/21		110	124,286
Murray Street Investment Trust I 4.647%, 3/09/17		765	826,302

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

National City Bank/Cleveland OH 5.80%, 6/07/17	U.S.$	4,925	$5,553,652
Nordea Bank AB 4.875%, 5/13/21(a)		5,865	6,151,798
PNC Funding Corp. 5.125%, 2/08/20		50	56,281
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)		5,000	5,243,750
Royal Bank of Scotland PLC (The) 5.625%, 8/24/20		40	45,167
9.50%, 3/16/22(a)		3,991	4,677,532
Santander Issuances SAU Series 23 6.50%, 7/27/19(a)	EUR	5,150	7,215,922
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(a)	U.S.$	1,271	1,296,420
Societe Generale SA 5.75%, 4/20/16(a)		1,856	2,004,480
Standard Chartered PLC 4.00%, 7/12/22(a)		5,151	5,247,324
State Street Corp. 3.70%, 11/20/23		3,000	3,030,381
Svenska Handelsbanken AB 2.875%, 4/04/17		8,000	8,334,064
UBS AG/Jersey 4.28%, 4/15/15	EUR	7,000	9,788,203
UBS AG/Stamford CT 7.625%, 8/17/22	U.S.$	3,671	4,305,665
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		3,202	3,450,264

			221,603,686

Brokerage – 0.3%
Nomura Holdings, Inc. 2.00%, 9/13/16		8,480	8,585,440

Finance – 0.6%
General Electric Capital Corp. 2.30%, 4/27/17		12,650	13,025,629
4.65%, 10/17/21		15	16,474
Series G 5.625%, 5/01/18		2,900	3,314,355
HSBC Finance Corp. 6.676%, 1/15/21		1,894	2,210,186

			18,566,644

Insurance – 2.0%
Aflac, Inc. 8.50%, 5/15/19		3,400	4,369,881
Allied World Assurance Co., Holdings Ltd. 7.50%, 8/01/16		5	5,686

22	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

American International Group, Inc. 3.375%, 8/15/20	U.S.$	6,800	$6,942,066
3.80%, 3/22/17		70	74,893
6.82%, 11/15/37		1,378	1,802,370
Coventry Health Care, Inc. 5.95%, 3/15/17		2,205	2,483,765
6.125%, 1/15/15		835	870,449
6.30%, 8/15/14		2,830	2,887,579
Five Corners Funding Trust 4.419%, 11/15/23(a)		2,400	2,455,582
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,494	2,035,427
Hartford Financial Services Group, Inc. 6.30%, 3/15/18		2,296	2,673,754
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		2,940	3,271,053
Humana, Inc. 6.45%, 6/01/16		442	490,946
7.20%, 6/15/18		15	17,832
Lincoln National Corp. 8.75%, 7/01/19		2,963	3,820,237
Markel Corp. 7.125%, 9/30/19		1,430	1,720,073
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		5	7,604
MetLife, Inc. 3.048%, 12/15/22		30	29,087
4.75%, 2/08/21		2,840	3,159,514
Muenchener Rueckversicherungs AG 6.25%, 5/26/42(a)	EUR	4,300	7,159,323
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	4,660	6,853,173
Prudential Financial, Inc. 5.625%, 6/15/43		6,525	6,655,500
Torchmark Corp. 9.25%, 6/15/19		3,400	4,362,574
UnitedHealth Group, Inc. 6.00%, 2/15/18		1,565	1,801,088
WellPoint, Inc. 3.30%, 1/15/23		15	14,385
XLIT Ltd. 5.25%, 9/15/14		20	20,413

			65,984,254

Other Finance – 0.1%
ORIX Corp. 4.71%, 4/27/15		2,824	2,945,791

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.3%
Duke Realty LP 6.75%, 3/15/20	U.S.$	2,135	$2,490,834
EPR Properties 7.75%, 7/15/20		4,389	5,177,124
ERP Operating LP 5.25%, 9/15/14		30	30,616
HCP, Inc. 5.375%, 2/01/21		3,219	3,604,096
6.70%, 1/30/18		35	40,842
Health Care REIT, Inc. 5.25%, 1/15/22		35	38,552
Healthcare Realty Trust, Inc. 6.50%, 1/17/17		20	22,569

			11,404,633

			329,090,448

Utility – 2.3%
Electric – 0.5%
CenterPoint Energy, Inc. 6.50%, 5/01/18		1,665	1,930,637
CMS Energy Corp. 5.05%, 3/15/22		2,595	2,886,377
Constellation Energy Group, Inc. 5.15%, 12/01/20		1,224	1,336,819
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		30	35,886
Monongahela Power Co. 4.10%, 4/15/24(a)		3,231	3,304,605
Pacific Gas & Electric Co. 4.50%, 12/15/41		15	14,569
TECO Finance, Inc. 4.00%, 3/15/16		315	333,265
5.15%, 3/15/20		2,970	3,284,597
Union Electric Co. 6.70%, 2/01/19		2,019	2,417,389
Wisconsin Electric Power Co. 4.25%, 12/15/19		35	38,173

			15,582,317

Natural Gas – 1.8%
CenterPoint Energy Resources Corp. 4.50%, 1/15/21		1,460	1,577,216
DCP Midstream LLC 5.35%, 3/15/20(a)		1,515	1,627,993
9.75%, 3/15/19(a)		1,910	2,435,046
Energy Transfer Partners LP 4.90%, 2/01/24		6,500	6,764,894
6.125%, 2/15/17		30	33,592

24	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Enterprise Products Operating LLC 5.10%, 2/15/45	U.S.$	7,129	$7,368,613
5.20%, 9/01/20		50	55,810
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		1,651	1,648,626
3.50%, 9/01/23		2,783	2,627,706
3.95%, 9/01/22		1,116	1,110,094
4.15%, 3/01/22		1,959	1,983,427
6.85%, 2/15/20		2,081	2,443,926
Nisource Finance Corp. 6.80%, 1/15/19		7,815	9,254,335
Sempra Energy 6.50%, 6/01/16		5,700	6,345,046
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)(b)		6,500	6,489,217
TransCanada PipeLines Ltd. 6.35%, 5/15/67		15	15,540
Williams Cos., Inc. (The) 3.70%, 1/15/23		35	31,762
Williams Partners LP 4.00%, 11/15/21		2,603	2,646,652
4.50%, 11/15/23		4,200	4,297,205
5.25%, 3/15/20		1,000	1,101,056

			59,857,756

			75,440,073

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
Electricite de France 5.25%, 1/29/23(a)		7,903	7,962,272
Petrobras Global Finance BV 4.75%, 1/14/25	EUR	2,325	3,220,653

			11,182,925

Total Corporates – Investment Grades (cost $734,248,068)			783,728,636

MORTGAGE PASS-THROUGHS – 6.1%
Agency Fixed Rate 30-Year – 4.2%
Federal Home Loan Mortgage Corp. Gold 4.50%, 10/01/39	U.S.$	128	136,720
Federal National Mortgage Association 3.00%, 4/01/43-11/01/43		30,156	29,143,711
3.50%, 7/01/43		150	151,324
3.50%, 4/01/44, TBA		11,204	11,270,223
4.00%, 4/01/44, TBA		84,149	87,462,245
5.00%, 12/01/39		58	64,064
5.50%, 9/01/36-5/01/38		8,115	8,957,228

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2005 5.50%, 2/01/35	U.S.$	54	$59,497
Series 2007 5.50%, 9/01/36-8/01/37		63	70,335
Series 2008
5.50%, 3/01/37		18	20,382

			137,335,729

Agency Fixed Rate 15-Year – 1.9%
Federal National Mortgage Association 3.00%, 4/12/29, TBA		62,000	63,685,625

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. 2.38%, 11/01/35(c)		20	20,964
Federal National Mortgage Association Series 2007 2.31%, 10/01/37(c)		10	11,043

			32,007

Total Mortgage Pass-Throughs (cost $201,271,999)			201,053,361

CORPORATES – NON-INVESTMENT GRADES – 3.5%
Industrial – 1.8%
Capital Goods – 0.1%
Sealed Air Corp. 5.25%, 4/01/23(a)		2,979	3,008,790

Communications - Media – 0.5%
Clear Channel Communications, Inc. 9.00%, 12/15/19		92	96,600
Intelsat Jackson Holdings SA 5.50%, 8/01/23(a)		7,000	6,860,000
Quebecor Media, Inc. 5.75%, 1/15/23		3,754	3,763,385
Virgin Media Secured Finance PLC 5.25%, 1/15/21		2,523	2,611,305
6.00%, 4/15/21(a)	GBP	882	1,558,799

			14,890,089

Communications - Telecommunications – 0.2%
T-Mobile USA, Inc. 6.625%, 4/01/23	U.S.$	3,200	3,392,000
Telecom Italia Capital SA 7.175%, 6/18/19		15	17,193
tw telecom holdings, Inc. 6.375%, 9/01/23		4,048	4,331,360

			7,740,553

26	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.1%
Choice Hotels International, Inc. 5.75%, 7/01/22	U.S.$	305	$323,300
MCE Finance Ltd. 5.00%, 2/15/21(a)		3,500	3,500,000

			3,823,300

Consumer Non-Cyclical – 0.5%
Boparan Finance PLC 9.875%, 4/30/18(a)(b)	GBP	3,300	5,930,774
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(a)	EUR	1,287	1,906,013
Smithfield Foods, Inc. 5.875%, 8/01/21(a)	U.S.$	6,091	6,319,413
TeamSystem Holding SpA 7.375%, 5/15/20(a)	EUR	1,264	1,852,204

			16,008,404

Energy – 0.4%
Denbury Resources, Inc. 4.625%, 7/15/23	U.S.$	1,294	1,203,420
Offshore Group Investment Ltd. 7.125%, 4/01/23		7,916	8,054,530
SandRidge Energy, Inc. 7.50%, 2/15/23		1,894	2,007,640
8.125%, 10/15/22		1,266	1,379,940

			12,645,530

			58,116,666

Financial Institutions – 1.7%
Banking – 1.1%
Bank of America Corp. Series U 5.20%, 6/01/23		3,552	3,338,880
Barclays Bank PLC 7.625%, 11/21/22		4,641	5,116,702
Barclays PLC 8.00%, 12/15/20	EUR	1,435	2,073,609
Commerzbank AG 8.125%, 9/19/23(a)	U.S.$	5,977	6,836,194
Credit Suisse Group AG 7.50%, 12/11/23(a)		3,363	3,653,059
DNB Bank ASA 6.012%, 3/29/17(a)	GBP	266	466,101
HBOS Capital Funding LP 4.939%, 5/23/16	EUR	4,696	6,262,422
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	4,145	4,449,657

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Societe Generale SA 5.922%, 4/05/17(a)(b)	U.S.$	4,800	$5,106,221

			37,302,845

Finance – 0.3%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		5,499	6,155,314
SLM Corp. 7.25%, 1/25/22		2,620	2,888,550
8.00%, 3/25/20		410	472,013

			9,515,877

Insurance – 0.2%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		4,072	4,341,770
ING Groep NV 5.775%, 12/08/15		2,332	2,401,960

			6,743,730

Other Finance – 0.1%
iPayment, Inc. 10.25%, 5/15/18		3,059	2,256,013

			55,818,465

Utility – 0.0%
Natural Gas – 0.0%
ONEOK, Inc. 4.25%, 2/01/22		23	22,030

Total Corporates – Non-Investment Grades (cost $108,446,271)			113,957,161

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.1%
Non-Agency Fixed Rate – 1.6%
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		8,475	7,916,352
Series 2007-AR4, Class 1A1A 5.528%, 3/25/37		1,337	1,267,561
Countrywide Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 6/25/36		4,365	3,802,868
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		3,608	3,094,835
Series 2007-13, Class A2 6.00%, 6/25/47		5,090	4,187,676
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 2.672%, 9/25/47		1,559	1,310,374

28	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36	U.S.$	3,143	$2,729,475
First Horizon Alternative Mortgage Securities Trust Series 2006-AA5, Class A1 2.242%, 9/25/36		1,966	1,570,953
Series 2006-AA7, Class A1 2.196%, 1/25/37		2,660	2,208,791
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		1,879	1,716,749
Residential Accredit Loans, Inc. Series 2005-QA7, Class A21 3.05%, 7/25/35		2,470	2,193,701
Series 2005-QS14, Class 3A1 6.00%, 9/25/35		5,273	5,084,283
Series 2006-QS2, Class 1A8 6.00%, 2/25/36		6,519	5,477,085
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.642%, 12/28/37		7,777	7,051,766
Series 2007-AR8, Class A1 5.962%, 11/25/37		3,345	3,061,321

			52,673,790

Non-Agency Floating Rate – 1.5%
Fannie Mae Connecticut Avenue Securities Series 2014-C01, Class M2 4.554%, 1/25/24(c)		2,223	2,335,935
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.404%, 4/25/37(c)		1,848	1,159,672
Series 2007-FA2, Class 1A5 0.454%, 4/25/37(c)		2,093	1,305,066
IndyMac Index Mortgage Loan Trust Series 2007-FLX3, Class A1 0.394%, 6/25/37(c)		2,859	2,509,595
Luminent Mortgage Trust Series 2006-6, Class A1 0.354%, 10/25/46(c)		7,827	6,857,780
Residential Accredit Loans, Inc. Series 2006-QO6, Class A2 0.384%, 6/25/46(c)		2,023	906,881
Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.304%, 7/25/23(c)		4,500	5,504,942

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-DN2, Class M2 4.404%, 11/25/23(c)	U.S.$	4,410	$4,577,104
Series 2014-DN1, Class M2 2.354%, 2/25/24(c)		8,810	8,988,953
Series 2014-DN1, Class M3 4.654%, 2/25/24(c)		4,495	4,779,803
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A 0.90%, 4/25/47(c)		3,670	2,741,050
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA1, Class A1A 0.829%, 2/25/47(c)		7,738	6,275,880

			47,942,661

Total Collateralized Mortgage Obligations (cost $95,735,274)			100,616,451

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.0%
Non-Agency Fixed Rate CMBS – 2.7%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47		53	58,276
Series 2006-5, Class A4 5.414%, 9/10/47		60	64,749
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.783%, 3/15/49		23	24,920
Series 2006-C4, Class A3 5.783%, 3/15/49		8,830	9,556,019
Series 2007-C6, Class A4 5.694%, 12/10/49		14,000	15,595,566
Commercial Mortgage Pass Through Certificates Series 2013-CR6, Class A2 2.122%, 3/10/46		80	80,520
Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		2,635	2,856,266
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		4,294	4,159,077
Commercial Mortgage Trust Series 2006-C8, Class AJ 5.377%, 12/10/46		5,687	5,631,103

30	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class A3 5.792%, 6/15/38	U.S.$	44	$47,160
Series 2006-C5, Class A3 5.311%, 12/15/39		10,910	11,819,294
GE Commercial Mortgage Corp. Series 2006-C1, Class AJ 5.278%, 3/10/44		1,218	1,196,245
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		6,547	7,172,314
Series 2007-GG9, Class AM 5.475%, 3/10/39		3,619	3,893,708
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)		4,825	4,596,902
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB18, Class A1A 5.431%, 6/12/47		83	91,264
Series 2007-CB20, Class A1A 5.746%, 2/12/51		7,373	8,235,209
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		82	90,411
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, 2/15/40		3,757	3,992,124
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		12	11,855
Series 2006-C2, Class A1A 5.739%, 8/12/43		26	28,529
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		100	108,934
Series 2006-4, Class AJ 5.239%, 12/12/49		5,398	5,382,073
Series 2007-9, Class A4 5.70%, 9/12/49		65	72,610
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.648%, 6/11/42		62	69,492
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		15	14,603
Series 2012-C4, Class A5 2.85%, 12/10/45		30	28,554

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2005-C22, Class AJ 5.379%, 12/15/44	U.S.$	1,325	$1,350,682
Series 2006-C25, Class A1A 5.717%, 5/15/43		67	73,374
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		40	39,368

			86,341,201

Agency CMBS – 0.3%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		10,273	10,803,964

Total Commercial Mortgage-Backed Securities (cost $94,662,738)			97,145,165

GOVERNMENTS – SOVEREIGN AGENCIES – 2.8%
Canada – 0.7%
Canada Housing Trust No 1 3.75%, 3/15/20(a)	CAD	24,300	23,852,687

Germany – 1.7%
FMS Wertmanagement AoeR 1.125%, 9/03/18(a)	EUR	12,000	16,763,642
Series E 3.00%, 8/03/18(a)		3,600	5,433,146
KFW 3.875%, 1/21/19		22,100	34,812,030
Landwirtschaftliche Rentenbank 5.125%, 2/01/17	U.S.$	5	5,578

			57,014,396

Ireland – 0.2%
Bank of Ireland Series MPLE 2.054%, 9/22/15(c)	CAD	5,835	5,014,247

Norway – 0.2%
Eksportfinans ASA 2.00%, 9/15/15	U.S.$	442	438,685
2.375%, 5/25/16		5,271	5,218,290

			5,656,975

Total Governments – Sovereign Agencies (cost $89,953,440)			91,538,305

32	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COVERED BONDS – 1.8%
Abbey National Treasury Services PLC/London 4.25%, 4/12/21(a)	EUR	8,100	$13,159,075
BNP Paribas Home Loan SFH 2.20%, 11/02/15(a)	U.S.$	9,054	9,268,127
Banco Bilbao Vizcaya Argentaria SA 3.25%, 1/24/16	EUR	6,000	8,615,184
Cie de Financement Foncier SA 4.125%, 10/25/17		5,215	8,022,683
Credit Agricole Home Loan SFH 2.875%, 9/09/16(a)	EUR	5,300	7,713,907
Societe Generale SFH 3.25%, 6/06/16(a)		4,000	5,843,109
Caisse Francaise de Financement Local 3.50%, 9/16/16		2,600	3,836,763
Danske Bank A/S 4.125%, 11/26/19		2,350	3,750,592
Societe Generale SFH 1.00%, 12/19/17		100	139,170

Total Covered Bonds (cost $53,833,645)			60,348,610

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 1.3%
United States – 1.3%
Buckeye OH Tobacco Settlement Fin Auth Series 2007A-2 5.875%, 6/01/47	U.S.$	5,350	4,307,392
California GO 7.625%, 3/01/40		30	41,876
7.95%, 3/01/36		10,685	12,574,429
Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47		6,495	4,789,088
Illinois GO 7.35%, 7/01/35		4,440	5,183,034
Texas Transp Comm (Texas St Hwy Fund First Tier) Series 2010B 5.178%, 4/01/30		3,400	3,884,466
Tobacco Settlement Auth IA Series 2005C 5.625%, 6/01/46		5,100	4,051,083
Tobacco Settlement Fin Corp. MI Series 2007A 6.00%, 6/01/48		6,460	5,278,337

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Tobacco Settlement Fin Corp. NJ Series 2007-1A 5.00%, 6/01/41	U.S.$	2,585	$1,945,057
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47		2,810	1,941,935

Total Local Governments – Municipal Bonds (cost $43,426,709)			43,996,697

		Shares
PREFERRED STOCKS – 1.3%
Financial Institutions – 1.1%
Banking – 0.7%
Goldman Sachs Group, Inc. (The) Series J 5.50%		174,675	4,164,252
Morgan Stanley 6.875%		250,000	6,480,000
PNC Financial Services Group, Inc. (The) 6.125%		325,000	8,680,750
State Street Corp. Series D 5.90%		113,325	2,933,984

			22,258,986

REITS – 0.4%
DDR Corp. Series K 6.25%		10,000	231,700
Health Care REIT, Inc. Series J 6.50%		16,350	405,153
Kilroy Realty Corp. Series G 6.875%		53,750	1,318,487
Kilroy Realty Corp. Series H 6.375%		6,000	139,500
Kimco Realty Corp. Series I 6.00%		69,050	1,567,435
Kimco Realty Corp. Series K 5.625%		28,250	604,550
National Retail Properties, Inc. Series D 6.625%		50,000	1,212,000

34	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

National Retail Properties, Inc. Series E 5.70%		106,350	$2,226,969
Public Storage Series W 5.20%		45,875	964,293
Public Storage Series X 5.20%		3,000	63,150
Sabra Health Care REIT, Inc. Series A 7.125%		194,150	4,644,068
Vornado Realty Trust Series K 5.70%		25,600	556,032

			13,933,337

			36,192,323

Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Ventas Realty LP/Ventas Capital Corp. 5.45%		227,075	5,249,974

Total Preferred Stocks (cost $40,985,808)			41,442,297

		Principal Amount (000)
QUASI-SOVEREIGNS – 1.2%
Quasi-Sovereign Bonds – 1.2%
China – 0.1%
CNOOC Curtis Funding No 1 Pty Ltd. 4.50%, 10/03/23(a)	U.S.$	2,055	2,088,369

Indonesia – 0.3%
Pertamina Persero PT 6.00%, 5/03/42(a)		8,000	7,114,077
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		3,874	3,912,740

			11,026,817

Mexico – 0.2%
Petroleos Mexicanos 4.875%, 1/18/24		8,000	8,260,000

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)		8,000	8,336,816

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 5.50%, 3/01/22(a)	U.S.$	7,800	$8,814,000

Total Quasi-Sovereigns (cost $37,687,223)			38,526,002

EMERGING MARKETS – CORPORATE BONDS – 1.1%
Industrial – 1.1%
Basic – 0.1%
Gold Fields Orogen Holding BVI Ltd. 4.875%, 10/07/20(a)		3,800	3,287,000
Severstal OAO Via Steel Capital SA 5.90%, 10/17/22(a)		993	940,634

			4,227,634

Capital Goods – 0.4%
Cemex Espana Luxembourg 9.875%, 4/30/19(a)		1,554	1,802,640
Cemex SAB de CV 7.25%, 1/15/21(a)		4,049	4,423,532
Ferreycorp SAA 4.875%, 4/26/20(a)		1,007	966,826
Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(a)		2,075	2,238,406
Grupo KUO SAB de CV 6.25%, 12/04/22(a)		953	977,859
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(a)		3,500	3,718,750

			14,128,013

Communications - Telecommunications – 0.1%
Comcel Trust 6.875%, 2/06/24(a)(b)		2,500	2,615,625

Consumer Cyclical - Retailers – 0.2%
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)		6,500	6,768,125

Consumer Non-Cyclical – 0.3%
Cosan Luxembourg SA 5.00%, 3/14/23(a)		2,190	2,029,342
9.50%, 3/14/18(a)	BRL	5,203	1,956,890
Marfrig Holding Europe BV 11.25%, 9/20/21(a)	U.S.$	3,155	3,383,738
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(a)		4,000	2,450,000

			9,819,970

Total Emerging Markets – Corporate Bonds (cost $37,617,956)			37,559,367

36	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SUPRANATIONALS – 0.8%
European Investment Bank 4.25%, 4/15/19	EUR	15,000	$24,008,306
7.25%, 2/22/15	IDR	24,700,000	2,159,050

Total Supranationals (cost $26,283,260)			26,167,356

		Shares
COMMON STOCKS – 0.6%
Mt. Logan Re Ltd. (Preference Shares)(f) ^ (cost $18,100,000)		18,100	19,596,418

		Principal Amount (000)
BANK LOANS – 0.4%
Industrial – 0.4%
Basic – 0.1%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 4.25%, 6/28/19	U.S.$	1,896	1,909,893

Capital Goods – 0.1%
ClubCorp Club Operations, Inc. 4.00%, 7/24/20(c)		2,946	2,953,640

Communications - Media – 0.0%
Clear Channel Communications, Inc. 3.80%, 1/29/16(c)		310	305,953

Consumer Cyclical - Retailers – 0.1%
Burlington Coat Factory Warehouse Corporation 4.25%, 2/23/17(c)		834	837,156
Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(c)		988	996,801

			1,833,957

Consumer Non-Cyclical – 0.1%
Air Medical Group Holdings, Inc. 5.00%, 6/30/18(c)		2,446	2,449,294

Energy – 0.0%
CITGO Petroleum Corporation 9.00%, 6/24/17(c)		1,262	1,275,270

Other Industrial – 0.0%
Gardner Denver, Inc. 4.25%, 7/30/20(c)		1,642	1,641,011

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 0.0%
Avaya, Inc. 4.73%, 10/26/17(c)	U.S.$	157	$153,521

Total Bank Loans (cost $12,388,009)			12,522,539

WHOLE LOAN TRUSTS – 0.4%
Performing Asset – 0.4%
Aeroservicios Especializados 10.75%, 3/19/18(g)(h)		6,313	6,312,653
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(g)(h)		3,375	3,375,000
Ede Del Este SA (ITABO) 12.00%, 3/31/16(g)(h)		1,684	1,742,925
Ede Del Este SA (DPP) 12.00%, 3/31/16(g)(h)		1,000	1,034,678

Total Whole Loan Trusts (cost $12,434,336)			12,465,256

GOVERNMENTS – SOVEREIGN BONDS – 0.3%
Indonesia – 0.1%
Indonesia Government International Bond 5.88%, 1/15/24(a)		3,143	3,374,796

Qatar – 0.2%
Qatar Government International Bond 4.50%, 1/20/22(a)		7,036	7,651,650

Total Governments – Sovereign Bonds (cost $10,101,666)			11,026,446

ASSET-BACKED SECURITIES – 0.0%
Autos - Fixed Rate – 0.0%
Ally Auto Receivables Trust Series 2013-SN1, Class A3 0.72%, 5/20/16		65	65,137
AmeriCredit Automobile Receivables Trust Series 2012-4, Class A2 0.49%, 4/08/16		16	16,023
Series 2013-1, Class A2 0.49%, 6/08/16		15	15,319
Series 2013-3, Class A3 0.92%, 4/09/18		80	80,032
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		35	35,207
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		80	80,338
Carfinance Capital Auto Trust Series 2013-1A, Class A 1.65%, 7/17/17(a)		18	17,776

38	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17	U.S.$	30	$30,022
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		12	12,447
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		30	30,029
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(a)		2	2,101
Nissan Auto Lease Trust Series 2012-B, Class A2A 0.45%, 6/15/15		9	9,315
Santander Drive Auto Receivables Trust Series 2013-3, Class C 1.81%, 4/15/19		40	40,135
Series 2013-4, Class A3 1.11%, 12/15/17		95	95,508
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		11	11,066
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		51	50,677

			591,132

Credit Cards - Fixed Rate – 0.0%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		100	100,185
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		30	29,947

			130,132

Autos - Floating Rate – 0.0%
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class A2 1.855%, 2/15/17(a)(c)		105	106,382

Other ABS - Fixed Rate – 0.0%
CNH Equipment Trust Series 2013-C, Class A2 0.63%, 1/17/17		65	65,064

Total Asset-Backed Securities (cost $889,413)			892,710

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	39

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

AGENCIES – 0.0%
Agency Debentures – 0.0%
Federal National Mortgage Association 6.25%, 5/15/29	U.S.$	95		$124,920
6.625%, 11/15/30		150		206,113
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		225		192,779

Total Agencies (cost $512,647)				523,812

		Notional Amount (000)
OPTIONS PURCHASED – CALLS – 0.0%
Options on Forward Contracts – 0.0%
EUR/USD Expiration: Apr 2014, Exercise Price: EUR 1.35(i) (cost $408,589)	EUR	337,557		381,794

		Shares
SHORT-TERM INVESTMENTS – 3.6%
Investment Companies – 2.5%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.08%(j) (cost $81,798,164)		81,798,164		81,798,164

		Principal Amount (000)
TIME DEPOSITS – 0.1%
BBH, Grand Cayman 0.005%, 4/01/14	JPY	– 0	–***	– 0	–**
0.30%, 4/01/14	NOK	– 0	–***	– 0	–**
1.70%, 4/01/14	NZD	17		14,793
DNB, Oslo 1.679%, 4/01/14	AUD	1,637		1,518,574
Sumitomo, Tokyo 0.03%, 4/01/14	U.S.$	984		984,206
Wells Fargo, Grand Cayman 0.076%, 4/01/14	EUR	209		288,150

Total Time Deposits (cost $2,775,466)				2,805,723

40	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 1.0%
Malaysia – 1.0%
Bank Negara Malaysia Monetary Notes Series 3113 Zero Coupon, 5/27/14	MYR	26,923	$8,207,282
Series 5513 Zero Coupon, 9/09/14		80,800	24,423,102

Total Governments - Treasuries (cost $32,724,871)			32,630,384

Total Short-Term Investments (cost $117,298,501)			117,234,271

Total Investments – 103.7% (cost $3,288,514,068)			3,401,406,083
Other assets less liabilities – (3.7)%			(121,103,081)

Net Assets – 100.0%			$3,280,303,002

FUTURES (See Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Japanese 10 Yr Bond Futures (TSE)	31	June 2014	$43,504,820	$43,435,741	$(69,079)

Sold Contracts
U.S. 5 Yr T-Note Futures (CBT)	899	June 2014	107,456,266	106,938,860	517,406
U.S. Long Bond Futures (CBT)	2,098	June 2014	276,067,297	279,492,938	(3,425,641)

					$(2,977,314)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	445,184	USD	617,883	4/24/14	$4,603,674
Barclays Bank USA	USD	8,293	IDR	99,676,578	4/11/14	536,790
BNP Paribas SA	CAD	126,077	USD	113,676	4/10/14	(348,935)
BNP Paribas SA	USD	34,065	AUD	36,989	4/17/14	202,902
BNP Paribas SA	USD	31,969	PEN	90,197	4/21/14	29,238
BNP Paribas SA	MXN	1,261,269	USD	94,612	5/08/14	(1,726,394)
Brown Brothers Harriman & Co.	PLN	7,026	USD	2,320	4/03/14	(3,685)
Brown Brothers Harriman & Co.	USD	17,816	EUR	12,850	4/24/14	(113,933)
Citibank, NA	AUD	219,268	USD	196,137	4/17/14	(7,000,939)
Credit Suisse International	PLN	188,119	USD	62,015	4/03/14	(193,535)
Credit Suisse International	JPY	6,730,848	USD	65,319	4/11/14	103,966
Goldman Sachs Bank USA	BRL	10,962	USD	4,453	4/02/14	(378,014)
Goldman Sachs Bank USA	USD	4,844	BRL	10,962	4/02/14	(12,810)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	41

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	JPY	1,138,431	USD	11,113	4/11/14	$83,099
HSBC Bank USA	BRL	67,962	USD	30,032	4/02/14	79,414
HSBC Bank USA	USD	29,256	BRL	67,962	4/02/14	696,265
HSBC Bank USA	BRL	67,962	USD	29,029	5/05/14	(666,854)
JPMorgan Chase Bank, NA	USD	648	CAD	719	4/10/14	2,096
Morgan Stanley Capital Services LLC	BRL	56,999	USD	23,628	4/02/14	(1,493,261)
Morgan Stanley Capital Services LLC	USD	25,188	BRL	56,999	4/02/14	(66,604)
Morgan Stanley Capital Services LLC	IDR	28,607,554	USD	2,340	4/11/14	(193,997)
Morgan Stanley Capital Services LLC	BRL	30,991	USD	12,430	5/05/14	(1,111,127)
Northern Trust Co.	SEK	85,124	USD	13,198	4/11/14	47,327
Royal Bank of Canada PLC	CAD	26,420	USD	23,611	4/10/14	(283,791)
Royal Bank of Canada PLC	GBP	178,750	USD	297,170	5/08/14	(751,862)
Royal Bank of Scotland PLC	JPY	885,072	USD	8,637	4/11/14	61,064
Royal Bank of Scotland PLC	USD	26,472	AUD	28,649	4/17/14	69,896
Royal Bank of Scotland PLC	USD	9,640	BRL	22,914	5/05/14	371,631
Standard Chartered Bank	IDR7	1,069,024	USD	6,191	4/11/14	(105,153)
Standard Chartered Bank	USD	6,124	IDR7	1,069,024	6/11/14	142,188

						$(7,421,344)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME Group)	193,770	8/08/15	3 Month LIBOR	0.48%	$439,299
Morgan Stanley & Co. LLC/(CME Group)	339,200	8/08/18	1.56%	3 Month LIBOR	(346,183)
Morgan Stanley & Co. LLC/(CME Group)	145,430	8/08/23	3 Month LIBOR	2.82%	1,323,994
Morgan Stanley & Co. LLC/(LCH)	75,000	12/23/23	2.99%	3 Month LIBOR	(1,792,279)
Morgan Stanley & Co. LLC/(LCH Group)	38,000	1/13/24	3.07%	3 Month LIBOR	(1,095,462)

					$(1,470,631)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at March 31, 2014
Barclays Capital Inc.†	2,191	USD	(0.50	)%*	—	$2,188,438
Barclays Capital Inc.†	1,485	USD	(0.25	)%*	—	1,483,676
Barclays Capital Inc.†	1,206	USD	(0.25	)%*	—	1,205,070
Barclays Capital Inc.	2,588	USD	0.00%		4/02/14	2,587,500
Credit Suisse Securities (USA) LLC†	4,330	USD	(0.50	)%*	—	4,326,572
Credit Suisse Securities (USA) LLC†	866	USD	(0.50	)%*	—	865,314
Credit Suisse Securities (USA) LLC†	3,038	USD	(0.50	)%*	—	3,036,277
Credit Suisse Securities (USA) LLC†	1,118	GBP	(0.25	)%*	—	1,862,696
Credit Suisse Securities (USA) LLC†	4,477	USD	0.00%		—	4,476,750
Credit Suisse Securities (USA) LLC†	1,870	USD	0.00%		—	1,869,790
JPMorgan Chase Bank, NA†	500	USD	(0.50	)%*	—	499,951

						$24,402,034

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2014

42	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

*	Interest payment due from counterparty.

**	Amount less than 500.

***	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate market value of these securities amounted to $908,135,806 or 27.7% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $24,256,792.
(c)	Floating Rate Security. Stated interest rate was in effect at March 31, 2014.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2014.

(e)	Variable rate coupon, rate shown as of March 31, 2014.

(f)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re (Preference Shares)	7/01/13	$18,100,000	$19,596,418	0.6%

(g)	Fair valued by the Adviser.

(h)	Illiquid security.

(i)	Non-income producing security.

(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

^	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

Currency Abbreviations:	Glossary:
AUD – Australian Dollar	ABS – Asset-Backed Securities
BRL – Brazilian Real	ARMs – Adjustable Rate Mortgages
CAD – Canadian Dollar	CBT – Chicago Board of Trade
EUR – Euro	CMBS – Commercial Mortgage-Backed Securities
GBP – Great British Pound	CME – Chicago Mercantile Exchange
IDR – Indonesian Rupiah	GO – General Obligation
JPY – Japanese Yen	LCH – London Clearing House
MXN – Mexican Peso	LIBOR – London Interbank Offered Rates
MYR – Malaysian Ringgit	OAT – Obligations Assimilables du Trésor
NZD – New Zealand Dollar	REIT – Real Estate Investment Trust
PEN – Peruvian Nuevo Sol	TBA – To Be Announced
PLN – Polish Zloty	TSE – Tokyo Stock Exchange
SEK – Swedish Krona
USD – United States Dollar

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	43

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,206,715,904)	$3,319,607,919
Affiliated issuers (cost $81,798,164)	81,798,164
Foreign currencies, at value (cost $1,650)	1,680
Receivable for investment securities sold	60,159,932
Dividends and interest receivable	34,269,729
Due from broker	13,359,096	(a)
Receivable for capital stock sold	11,216,957
Unrealized appreciation of forward currency exchange contracts	7,029,550
Receivable for variation margin on futures	575,090

Total assets	3,528,018,117

Liabilities
Payable for investment securities purchased	195,520,146
Payable for reverse repurchase agreements	24,402,034
Unrealized depreciation of forward currency exchange contracts	14,450,894
Payable for capital stock redeemed	9,050,927
Advisory fee payable	1,255,980
Dividends payable	971,561
Distribution fee payable	662,409
Cash collateral received from broker	650,000
Transfer Agent fee payable	93,062
Payable for variation margin on centrally cleared interest rate swaps	79,996
Due to Custodian	23,911
Administrative fee payable	14,386
Accrued expenses and other liabilities	539,809

Total Liabilities	247,715,115

Net Assets	$3,280,303,002

Composition of Net Assets
Capital stock, at par	$391,322
Additional paid-in capital	3,210,110,728
Undistributed net investment income	5,038,043
Accumulated net realized loss on investment and foreign currency transactions	(36,493,448)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	101,256,357

	$3,280,303,002

(a)	Represents amount on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

44	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,224,001,677	146,014,439	$8.38	*

B	$14,058,120	1,676,541	$8.39

C	$418,315,367	49,745,229	$8.41

Advisor	$1,141,773,590	136,321,506	$8.38

R	$50,994,430	6,086,986	$8.38

K	$16,809,242	2,006,503	$8.38

I	$414,304,090	49,465,126	$8.38

Z	$46,486	5,549	$8.38

*	The maximum offering price per share for Class A shares was $8.75, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	45

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2014 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $11,560)	$57,235,704
Dividends
Unaffiliated issuers	980,129
Affiliated issuers	71,145
Other fee income	165,625	$58,452,603

Expenses
Advisory fee (see Note B)	7,816,975
Distribution fee—Class A	1,891,382
Distribution fee—Class B	90,212
Distribution fee—Class C	2,201,233
Distribution fee—Class R	119,341
Distribution fee—Class K	18,200
Transfer agency—Class A	708,669
Transfer agency—Class B	10,767
Transfer agency—Class C	249,999
Transfer agency—Advisor Class	614,608
Transfer agency—Class R	54,302
Transfer agency—Class K	12,094
Transfer agency—Class I	101,114
Transfer agency—Class Z	2
Custodian	155,792
Printing	102,351
Registration fees	102,245
Audit	37,362
Administrative	30,641
Directors’ fees	29,703
Legal	20,182
Miscellaneous	64,155

Total expenses before interest expense	14,431,329
Interest expense	28,817

Total expenses		14,460,146

Net investment income		43,992,457

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		27,905,703
Swaps		(1,742,910)
Futures		(10,385,372)
Options written		1,151,086
Foreign currency transactions		(12,981,320)
Net change in unrealized appreciation/depreciation of:
Investments		32,532,340
Swaps		(1,422,202)
Futures		4,308,930
Options written		(686,865)
Foreign currency denominated assets and liabilities		8,281,413

Net gain on investment and foreign currency transactions		46,960,803

Net Increase in Net Assets from Operations		$90,953,260

See notes to financial statements.

46	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$43,992,457	$78,494,763
Net realized gain (loss) on investment and foreign currency transactions	3,947,187	(12,208,167)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	43,013,616	(112,038,842)

Net increase (decrease) in net assets from operations	90,953,260	(45,752,246)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(16,416,709)	(34,760,445)
Class B	(169,920)	(497,922)
Class C	(4,169,360)	(8,844,386)
Advisor Class	(15,762,007)	(26,574,959)
Class R	(548,084)	(869,785)
Class K	(190,145)	(288,622)
Class I	(4,922,743)	(6,955,444)
Class Z	(179)	– 0	–
Net realized gain on investment and foreign currency transactions
Class A	– 0	–	(15,591,322)
Class B	– 0	–	(357,717)
Class C	– 0	–	(5,901,970)
Advisor Class	– 0	–	(9,610,939)
Class R	– 0	–	(417,637)
Class K	– 0	–	(117,245)
Class I	– 0	–	(2,429,213)
Capital Stock Transactions
Net increase (decrease)	(34,762,295)	49,742,141
Capital Contributions
Proceeds from third party service providers (see Note E)	– 0	–	347,309

Total increase (decrease)	14,011,818	(108,880,402)
Net Assets
Beginning of period	3,266,291,184	3,375,171,586

End of period (including undistributed net investment income of $5,038,043 and $3,224,733, respectively)	$3,280,303,002	$3,266,291,184

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	47

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Bond Fund, Inc. (the “Fund”), was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013, the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expense. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

48	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	49

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability (including those valued based on their market values as a described in Note A.1 above). Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

50	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed-income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	51

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2014:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,590,683,429		$	– 0	–	$1,590,683,429
Corporates – Investment Grades		– 0	–	783,728,636			– 0	–	783,728,636
Mortgage Pass-Throughs		– 0	–	201,053,361			– 0	–	201,053,361
Corporates – Non-Investment Grades		– 0	–	113,957,161			– 0	–	113,957,161
Collateralized Mortgage Obligations		– 0	–	– 0	–		100,616,451		100,616,451
Commercial Mortgage-Backed Securities		– 0	–	75,699,230			21,445,935		97,145,165
Governments – Sovereign Agencies		– 0	–	91,538,305			– 0	–	91,538,305
Covered Bonds		– 0	–	60,348,610			– 0	–	60,348,610
Local Governments – Municipal Bonds		– 0	–	43,996,697			– 0	–	43,996,697
Preferred Stocks		41,442,297		– 0	–		– 0	–	41,442,297
Quasi-Sovereigns		– 0	–	38,526,002			– 0	–	38,526,002
Emerging Markets – Corporate Bonds		– 0	–	37,559,367			– 0	–	37,559,367
Supranationals		– 0	–	26,167,356			– 0	–	26,167,356
Common Stocks		– 0	–	– 0	–		19,596,418		19,596,418
Bank Loans		– 0	–	– 0	–		12,522,539		12,522,539
Whole Loan Trusts		– 0	–	– 0	–		12,465,256		12,465,256
Governments – Sovereign Bonds		– 0	–	11,026,446			– 0	–	11,026,446
Asset-Backed Securities		– 0	–	827,646			65,064		892,710
Agencies		– 0	–	523,812			– 0	–	523,812
Options Purchased – Puts		– 0	–	381,794			– 0	–	381,794
Short-Term Investments:
Investment Companies		81,798,164		– 0	–		– 0	–	81,798,164
Governments – Treasuries		– 0	–	32,630,384			– 0	–	32,630,384
Time Deposits		– 0	–	2,805,723			– 0	–	2,805,723

Total Investments in Securities		123,240,461		3,111,453,959			166,711,663		3,401,406,083
Other Financial Instruments*:
Assets
Centrally Cleared Interest Rate Swaps		– 0	–	1,763,293			– 0	–	1,763,293	†
Futures		517,406		– 0	–		– 0	–	517,406	†
Forward Currency Exchange Contracts		– 0	–	7,029,550			– 0	–	7,029,550

52	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3			Total
Liabilities
Centrally Cleared Interest Rate Swaps	$	– 0	–	$(3,233,924)		$	– 0	–	$(3,233,924	)†
Futures		(3,494,720)		– 0	–		– 0	–	(3,494,720	)†
Forward Currency Exchange Contracts		– 0	–	(14,450,894)			– 0	–	(14,450,894)

Total^		$120,263,147		$3,102,561,984			$166,711,663		$3,389,536,794

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

†	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Collateralized Mortgage Obligations		Commercial Mortgage- Backed Securities		Preferred Stocks			Common Stocks
Balance as of 9/30/13	$76,335,841		$18,768,945			$18,865,368		$	– 0	–
Accrued discounts/ (premiums)	413,733		12,178			– 0	–		– 0	–
Realized gain (loss)	861,152		132,415			– 0	–		– 0	–
Change in unrealized appreciation/depreciation	3,969,673		523,959			– 0	–		731,050
Purchases	19,935,577		5,243,321			– 0	–		– 0	–
Sales/Paydowns	(5,599,775)		(3,234,883)			– 0	–		– 0	–
Reclassification	– 0	–	– 0	–		(18,865,368)			18,865,368
Transfers into Level 3	4,700,250		– 0	–		– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–		– 0	–

Balance as of 3/31/14	$100,616,451		$21,445,935		$	– 0	–		$ 19,596,418

Net change in unrealized appreciation/depreciation from investments held as of 3/31/14	$4,367,580		$644,919		$	– 0	–		$731,050

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	53

Notes to Financial Statements

	Bank Loans		Whole Loan Trusts			Asset-Backed Securities		Total
Balance as of 9/30/13	$17,525,196		$	– 0	–	$65,020		$131,560,370
Accrued discounts/ (premiums)	21,066			(6,823)		– 0	–	440,154
Realized gain (loss)	90,527			(6,820)		– 0	–	1,077,274
Change in unrealized appreciation/depreciation	(55,708)			30,920		44		5,199,938
Purchases	1,917,440			12,717,453		– 0	–	39,813,791
Sales/Paydowns	(6,975,982)			(269,474)		– 0	–	(16,080,114)
Reclassification	– 0	–		– 0	–	– 0	–	– 0	–
Transfers into Level 3	– 0	–		– 0	–	– 0	–	4,700,250
Transfers out of Level 3	– 0	–		– 0	–	– 0	–	– 0	–

Balance as of 3/31/14	$12,522,539			$12,465,256		$65,064		$166,711,663	+

Net change in unrealized appreciation/depreciation from investments held as of 3/31/14**	$30,024			$30,920		$44		$5,804,537

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at March 31, 2014:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 3/31/2014	Valuation Technique	Unobservable Input	Range/ Weighted Average
Collateralized Mortgage Obligations	$100,616,451	Third Party Vendor	Evaluated Quotes		$44.84-$122.33/ $91.71
Commercial Mortgage- Backed Securities	21,445,935	Third Party Vendor	Evaluated Quotes	$ $	98.22-$107.58/ 102.23
Common Stocks	19,596,418	Practical Expedient	NAV		$1,082.68/ N/A
Bank Loans	12,522,539	Third Party Vendor	Vendor Quotes	$ $	97.55-$101.08/ 100.34
Whole Loan Trusts	9,687,653	Qualitative Assessment	Transaction Price		$100.00/ N/A
	2,777,603	Market Approach	Internal Rate of Return		Benchmark & 500 bp/ N/A
Asset-Backed Securities	65,064	Third Party Vendor	Evaluated Quotes		$100.10/ N/A

54	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed-income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	55

Notes to Financial Statements

foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

56	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 31, 2012.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended March 31, 2014, such fee amounted to $30,641.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $497,338 for the six months ended March 31, 2014.

For the six months ended March 31, 2014, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $8,633 from the sale of Class A shares and received $1,706, $1,237 and $16,871 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2014.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	57

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2014 is as follows:

Market Value September 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2014 (000)	Dividend Income (000)
$199,507	$581,344	$699,053	$81,798	$71

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. For the period October 1, 2009 through July 1, 2012, with respect to Class K shares, payments to the Distributor were voluntarily limited to .10% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $25,280,666, $13,255,903, $303,624 and $73,195 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

58	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2014, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,291,422,337	$1,284,181,085
U.S. government securities	1,731,093,612	1,833,886,492

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, futures and swaps) are as follows:

Gross unrealized appreciation	$137,450,354
Gross unrealized depreciation	(24,558,339)

Net unrealized appreciation	$112,892,015

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	59

Notes to Financial Statements

During the six months ended March 31, 2014, the Fund held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2014, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other

60	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended March 31, 2014, the Fund held purchased options for hedging purposes.

During the six months ended March 31, 2014, the Fund held written options for hedging purposes.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	61

Notes to Financial Statements

For the six months ended March 31, 2014, the Fund had the following transactions in written options:

	Contracts		Premiums Received
Options written outstanding as of 9/30/13	376,900,000			$1,226,574
Options written	64,000,000			170,229
Options expired	– 0	–		– 0	–
Options bought back	(440,900,000)			(1,396,803)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 3/31/14	– 0	–	$	– 0	–

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront

62	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	63

Notes to Financial Statements

pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2014, the Fund held interest rate swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2014, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $13,339,678. If a trigger even had occurred at March 31, 2014, for those derivatives in a net liability position, $13,339,678 would be required to be posted by the Fund.

64	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

At March 31, 2014 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on futures	$517,406	*	Receivable/ Payable for variation margin on futures	$3,494,720	*
Interest rate contracts	Receivable/ Payable for variation margin on centrally cleared interest rate swaps	1,763,293	*	Receivable/ Payable for variation margin on centrally cleared interest rate swaps	3,233,924	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	7,029,550		Unrealized depreciation of forward currency exchange contracts	14,450,894
Foreign exchange contracts	Investments in securities, at value	381,794

Total		$9,692,043			$21,179,538

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	$(1,742,910)	$(1,422,202)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation of futures	(10,385,372)	4,308,930

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	65

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(4,010,935)	$8,257,022
Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(446,243)	826,590
Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,151,086	(686,865)

Total		$(15,434,374)	$11,283,475

The following table represents the volume of the Fund’s derivative transactions during the six months ended March 31, 2014:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$737,542,857

Credit Default Swaps:
Average notional amount of buy contracts.	$1,100,000	(a)

Foreign Exchange Contracts:
Average principal amount of buy contracts.	$129,042,558
Average principal amount of sale contracts	$1,498,672,817

Futures:
Average original value of buy contracts.	$45,598,315
Average original value of sale contracts.	$330,876,922

Purchased Options Contracts:
Average cost.	$1,007,165	(b)

(a)	Positions were open for three months during the period.

(b)	Positions were open for three months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by

66	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded
Goldman, Sachs & Co.†	$575,090	$	– 0	–	$	– 0	–	$	– 0	–	$575,090
Bank of America, N.A.	4,603,674		– 0	–		– 0	–		– 0	–	4,603,674
Barclays Bank USA	536,790		– 0	–		– 0	–		(523,521)		13,269
BNP Paribas SA	232,140		(232,140)			– 0	–		– 0	–	– 0	–
Credit Suisse International.	103,966		(103,966)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	381,794		– 0	–		(381,794	)*		– 0	–	– 0	–
Goldman Sachs Bank USA	83,099		(83,099)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	775,679		(666,854)			– 0	–		– 0	–	108,825
JPMorgan Chase Bank, N.A.	2,096		– 0	–		– 0	–		– 0	–	2,096
Northern Trust Co.	47,327		– 0	–		– 0	–		– 0	–	47,327
Royal Bank of Scotland PLC	502,591		– 0	–		– 0	–		– 0	–	502,591
Standard Chartered Bank	142,188		(105,153)			– 0	–		– 0	–	37,035

Total	$7,986,434		$(1,191,212)			$(381,794)			$(523,521)		$5,889,907

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded
Morgan Stanley & Co. LLC†	$79,996	$	– 0	–	$	– 0	–	$	– 0	–	$79,996
BNP Paribas SA	2,075,329		(232,140)			– 0	–		– 0	–	1,843,189
Brown Brothers Harriman & Co.	117,618		– 0	–		– 0	–		– 0	–	117,618
Citibank, N.A.	7,000,939		– 0	–		– 0	–		– 0	–	7,000,939
Credit Suisse International	193,535		(103,966)			– 0	–		– 0	–	89,569
Goldman Sachs Bank USA	390,824		(83,099)			– 0	–		– 0	–	307,725
HSBC Bank USA	666,854		(666,854)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC.	2,864,989		– 0	–		– 0	–		– 0	–	2,864,989
Royal Bank of Canada PLC	1,035,653		– 0	–		– 0	–		– 0	–	1,035,653
Standard Chartered Bank	105,153		(105,153)			– 0	–		– 0	–	– 0	–

Total	$14,530,890		$(1,191,212)		$	– 0	–	$	– 0	–	$13,339,678

†	Cash and securities have been posted for initial margin requirements for open futures and centrally cleared interest rate swaps outstanding at March 31, 2014.

*	The actual collateral received is more than the amount reported due to overcollateralization.

See Note D.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	67

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. During the six months ended March 31, 2014, the Fund did not engage in dollar rolls.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended March 31, 2014, the average amount of reverse repurchase agreements outstanding was $27,973,962 and the daily weighted average interest rate was

68	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

0.00%. At March 31, 2014, the Fund had reverse repurchase agreements outstanding in the amount of $24,402,034 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of March 31, 2014:

Counterparty	RVP Liabilities Subject to a MRA	Assets Available for Offset			Securities Collateral Pledged†	Net Amount of RVP Liabilities
Barclays Capital Inc.	$7,464,684	$	– 0	–	$(7,464,684)*	$	– 0	–
Credit Suisse Securities (USA) LLC.	16,437,399		– 0	–	(16,283,938)		153,461
JPMorgan Chase Bank, N.A.	499,951		– 0	–	(499,171)		780

Total	$24,402,034	$	– 0	–	$(24,247,793)		$154,241

†	Including accrued interest.

*	The actual collateral pledged is more than the amount reported due to overcollateralization.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of March 31, 2014, the Fund had no unfunded loan commitments outstanding.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	69

Notes to Financial Statements

As of March 31, 2014, the Fund had no bridge loan commitments outstanding.

During the six months ended March 31, 2014, the Fund received commitment fees or additional funding fees in the amount of $165,625.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013

Class A
Shares sold	11,113,376	34,668,794	$92,286,201	$296,290,675

Shares issued in reinvestment of dividends and distributions	1,336,845	4,272,518	11,133,695	36,525,357

Shares converted from Class B	740,571	830,992	6,153,369	7,084,270

Shares redeemed	(29,695,807)	(60,302,711)	(246,541,728)	(511,778,567)

Net decrease	(16,505,015)	(20,530,407)	$(136,968,463)	$(171,878,265)

Class B
Shares sold	24,869	119,224	$206,261	$1,021,558

Shares issued in reinvestment of dividends and distributions	16,090	78,544	134,023	673,277

Shares converted to Class A	(740,411)	(830,933)	(6,153,369)	(7,084,270)

Shares redeemed	(406,299)	(1,018,830)	(3,373,677)	(8,679,980)

Net decrease	(1,105,751)	(1,651,995)	$(9,186,762)	$(14,069,415)

Class C
Shares sold	1,130,676	5,389,706	$9,426,467	$46,424,036

Shares issued in reinvestment of dividends and distributions	376,502	1,358,067	3,143,649	11,662,048

Shares redeemed	(8,756,866)	(19,899,628)	(72,920,997)	(169,542,933)

Net decrease	(7,249,688)	(13,151,855)	$(60,350,881)	$(111,456,849)

70	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013

Advisor Class
Shares sold	36,050,015	76,435,030	$299,161,328	$649,972,225

Shares issued in reinvestment of dividends and distributions	1,239,807	3,194,715	10,318,538	27,249,660

Shares redeemed	(31,573,889)	(53,459,031)	(261,712,621)	(451,037,530)

Net increase	5,715,933	26,170,714	$47,767,245	$226,184,355

Class R
Shares sold	1,330,764	2,582,042	$11,062,903	$22,098,892

Shares issued in reinvestment of dividends and distributions	65,727	152,771	547,007	1,303,803

Shares redeemed	(946,378)	(1,552,157)	(7,843,664)	(13,218,851)

Net increase	450,113	1,182,656	$3,766,246	$10,183,844

Class K
Shares sold	524,585	795,160	$4,363,223	$6,794,826

Shares issued in reinvestment of dividends and distributions	22,664	47,572	188,670	405,737

Shares redeemed	(219,428)	(316,648)	(1,821,647)	(2,688,167)

Net increase	327,821	526,084	$2,730,246	$4,512,396

Class I
Shares sold	17,495,265	14,586,382	$145,464,697	$125,228,480

Shares issued in reinvestment of dividends and distributions	572,345	1,112,884	4,764,593	9,486,644

Shares redeemed	(3,942,889)	(3,329,735)	(32,795,490)	(28,449,049)

Net increase	14,124,721	12,369,531	$117,433,800	$106,266,075

Class Z*
Shares sold	5,838		$48,691

Shares issued in reinvestment of dividends and distributions	4		35

Shares redeemed	(293)		(2,452)

Net increase	5,549		$46,274

*	Commenced distributions on October 15, 2013.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	71

Notes to Financial Statements

For the year ended September 30, 2013, third party vendors reimbursed the Fund $347,309 for losses incurred due to a trade entry error. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

72	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	73

Notes to Financial Statements

intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending September 30, 2014 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$78,953,070	$122,165,282
Long-term capital gains	34,264,536	– 0	–

Total distributions paid	$113,217,606	$122,165,282

As of September, 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$12,297,895
Accumulated capital and other losses	(71,025,016	)(a)
Unrealized appreciation/(depreciation)	80,631,088	(b)

Total accumulated earnings/(deficit)	$21,903,967	(c)

(a)

During the fiscal year, the Fund utilized $45,837,818 of capital loss carryforwards to offset current year net realized gains. As of September 30, 2013, the cumulative deferred loss on straddles was $25,187,198.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These postenactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

74	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	75

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.26	$ 8.64	$ 8.38	$ 8.50	$ 7.87	$ 7.39

Income From Investment Operations
Net investment income(a)	.11	.19	.22	(b)	.32	(b)	.32	(b)	.40	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.12	(.29)	.37	(.12)	.63	.60
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.23	(.10)	.59	.20	.95	1.00

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.19)	(.33)	(.32)	(.32)	(.40)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.09)	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	(.11)	(.28)	(.33)	(.32)	(.32)	(.52)

Net asset value, end of period	$ 8.38	$ 8.26	$ 8.64	$ 8.38	$ 8.50	$ 7.87

Total Return
Total investment return based on net asset value(d)	2.77%	(1.21	)%*	7.19%	2.37%	12.38%	14.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,224,002	$1,341,874	$1,581,096	$1,624,399	$1,744,323	$1,367,036
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.94	%(f)	.94%	.92%	.91%	.98	%(g)	.93%
Expenses, before waivers/reimbursements(e)	.94	%(f)	.94%	.93%	.95%	1.02	%(g)	1.00%
Net investment income	2.72	%(f)	2.28%	2.55	%(b)	3.80	%(b)	3.98	%(b)(g)	5.65	%(b)
Portfolio turnover rate	93%	179%	94%	65%	69%	91%

See footnote summary on page 84.

76	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$8.26	$8.64	$8.38	$8.51	$7.88	$7.39

Income From Investment Operations
Net investment income(a)	.08	.14	.15	(b)	.26	(b)	.27	(b)	.35	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13	(.30)	.37	(.13)	.63	.61
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.21	(.16)	.52	.13	.90	.96

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.13)	(.26)	(.26)	(.27)	(.35)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.09)	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	(.08)	(.22)	(.26)	(.26)	(.27)	(.47)

Net asset value, end of period	$ 8.39	$ 8.26	$ 8.64	$ 8.38	$ 8.51	$ 7.88

Total Return
Total investment return based on net asset value(d)	2.54%	(1.91	)%*	6.39%	1.55%	11.60%	14.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,058	$22,978	$38,310	$54,784	$80,989	$98,925
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.64	%(f)	1.65%	1.64%	1.61%	1.68	%(g)	1.63%
Expenses, before waivers/reimbursements(e)	1.64	%(f)	1.65%	1.67%	1.68%	1.76	%(g)	1.73%
Net investment income	1.99	%(f)	1.59%	1.82	%(b)	3.11	%(b)	3.34	%(b)(g)	4.95	%(b)
Portfolio turnover rate	93%	179%	94%	65%	69%	91%

See footnote summary on page 84.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.28	$ 8.66	$ 8.40	$ 8.53	$ 7.90	$ 7.41

Income From Investment Operations
Net investment income(a)	.08	.14	.16	(b)	.26	(b)	.27	(b)	.35	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13	(.30)	.37	(.13)	.63	.61
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.21	(.16)	.53	.13	.90	.96

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.13)	(.27)	(.26)	(.27)	(.35)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.09)	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	(.08)	(.22)	(.27)	(.26)	(.27)	(.47)

Net asset value, end of period	$ 8.41	$ 8.28	$ 8.66	$ 8.40	$ 8.53	$ 7.90

Total Return
Total investment return based on net asset value(d)	2.53%	(1.90	)%*	6.42%	1.53%	11.55%	13.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$418,315	$472,068	$607,783	$616,000	$684,415	$526,963
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.64	%(f)	1.64%	1.63%	1.61%	1.67	%(g)	1.63%
Expenses, before waivers/reimbursements(e)	1.64	%(f)	1.64%	1.64%	1.65%	1.73	%(g)	1.70%
Net investment income	2.01	%(f)	1.58%	1.83	%(b)	3.09	%(b)	3.26	%(b)(g)	4.92	%(b)
Portfolio turnover rate	93%	179%	94%	65%	69%	91%

See footnote summary on page 84.

78	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.25	$ 8.63	$ 8.37	$ 8.50	$ 7.87	$ 7.38

Income From Investment Operations
Net investment income(a)	.13	.22	.24	(b)	.34	(b)	.34	(b)	.41	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.12	(.29)	.37	(.13)	.64	.62
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.25	(.07)	.61	.21	.98	1.03

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.22)	(.35)	(.34)	(.35)	(.42)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.09)	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	(.12)	(.31)	(.35)	(.34)	(.35)	(.54)

Net asset value, end of period	$ 8.38	$ 8.25	$ 8.63	$ 8.37	$ 8.50	$ 7.87

Total Return
Total investment return based on net asset value(d)	3.05%	(0.92	)%*	7.51%	2.55%	12.71%	15.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,141,774	$1,077,452	$901,342	$651,336	$457,794	$191,855
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.64	%(f)	.64%	.63%	.61%	.66	%(g)	.64%
Expenses, before waivers/reimbursements(e)	.64	%(f)	.64%	.64%	.65%	.72	%(g)	.69%
Net investment income	3.02	%(f)	2.57%	2.86	%(b)	4.08	%(b)	4.21	%(b)(g)	5.88	%(b)
Portfolio turnover rate	93%	179%	94%	65%	69%	91%

See footnote summary on page 84.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.25	$ 8.63	$ 8.37	$ 8.50	$ 7.87	$ 7.39

Income From Investment Operations
Net investment income(a)	.10	.16	.19	(b)	.30	(b)	.30	(b)	.37	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13	(.29)	.37	(.13)	.64	.61
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.23	(.13)	.56	.17	.94	.98

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.16)	(.30)	(.30)	(.31)	(.38)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.09)	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	(.10)	(.25)	(.30)	(.30)	(.31)	(.50)

Net asset value, end of period	$ 8.38	$ 8.25	$ 8.63	$ 8.37	$ 8.50	$ 7.87

Total Return
Total investment return based on net asset value(d)	2.74%	(1.56	)%*	6.82%	2.05%	12.15%	14.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,994	$46,514	$38,450	$23,205	$11,857	$2,302
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.25	%(f)	1.29%	1.23%	1.11%	1.15	%(g)	1.15%
Expenses, before waivers/reimbursements(e)	1.25	%(f)	1.29%	1.28%	1.29%	1.35	%(g)	1.31%
Net investment income	2.41	%(f)	1.93%	2.26	%(b)	3.60	%(b)	3.66	%(b)(g)	5.35	%(b)
Portfolio turnover rate	93%	179%	94%	65%	69%	91%

See footnote summary on page 84.

80	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 8.25	$ 8.63	$ 8.37	$ 8.50	$ 7.87	$ 7.38

Income From Investment Operations
Net investment income(a)	.11	.19	.23	(h)	.33	(b)	.32	(b)	.40	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13	(.29)	.37	(.14)	.64	.61
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.24	(.10)	.60	.19	.96	1.01

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.19)	(.34)	(.32)	(.33)	(.40)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.09)	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	(.11)	(.28)	(.34)	(.32)	(.33)	(.52)

Net asset value, end of period	$ 8.38	$ 8.25	$ 8.63	$ 8.37	$ 8.50	$ 7.87

Total Return
Total investment return based on net asset value(d)	2.90%	(1.22	)%*	7.30%	2.32%	12.46%	14.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,809	$13,851	$9,949	$1,364	$1,261	$392
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.94	%(f)	.95%	.84%	.85%	.90	%(g)	.89%
Expenses, before waivers/reimbursements(e)	.94	%(f)	.95%	.95%	1.00%	1.06	%(g)	.98%
Net investment income	2.73	%(f)	2.26%	2.70	%(h)	3.86	%(b)	3.88	%(b)(g)	5.63	%(b)
Portfolio turnover rate	93%	179%	94%	65%	69%	91%

See footnote summary on page 84.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	81

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$8.25	$8.63	$8.37	$8.50	$7.87	$7.39

Income From Investment Operations
Net investment income(a)	.13	.22	.24	(b)	.34	.34	(b)	.36	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.12	(.29)	.38	(.12)	.64	.66
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.25	(.07)	.62	.22	.98	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.22)	(.36)	(.35)	(.35)	(.42)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.09)	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	(.12)	(.31)	(.36)	(.35)	(.35)	(.54)

Net asset value, end of period	$ 8.38	$ 8.25	$ 8.63	$ 8.37	$ 8.50	$ 7.87

Total Return
Total investment return based on net asset value(d)	3.08%	(0.87)	%*	7.56%	2.59%	12.77%	15.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$414,304	$291,554	$198,242	$158,050	$9,931	$2,897
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.59	%(f)	.59%	.60%	.59%	.63	%(g)	.60%
Expenses, before waivers/reimbursements(e)	.59	%(f)	.59%	.61%	.59%	.63	%(g)	.60%
Net investment income	3.09	%(f)	2.61%	2.88	%(b)	4.03%	4.17	%(b)(g)	5.88	%(b)
Portfolio turnover rate	93%	179%	94%	65%	69%	91%

See footnote summary on page 84

82	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	October 15, 2013(i) to March 31, 2014 (unaudited)

Net asset value, beginning of period	$ 8.24

Income From Investment Operations
Net investment income(a)	.12
Net realized and unrealized gain on investment and foreign currency transactions	.14

Net increase in net asset value from operations	.26

Less: Dividends
Dividends from net investment income	(.12)

Net asset value, end of period	$ 8.38

Total Return
Total investment return based on net asset value(d)	3.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.54	%(f)
Expenses, before waivers/reimbursements(e)	.54	%(f)
Net investment income	3.14	%(f)
Portfolio turnover rate	93%

See footnote summary on page 84.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	83

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount represents less than $0.005

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense and term asset-backed securities loan facility administration fees, where applicable:

	Six Months Ended March 31, 2014 (unaudited)		Year Ended September 30,
			2013	2012	2011	2010		2009

Class A
Net of waivers/reimbursements	.94	%(f)	.93%	.90%	.90%	.90	%(g)	.90%
Before waivers/reimbursements	.94	%(f)	.93%	.91%	.94%	.95	%(g)	.97%
Class B
Net of waivers/reimbursements	1.64	%(f)	1.64%	1.62%	1.60%	1.60	%(g)	1.60%
Before waivers/reimbursements	1.64	%(f)	1.64%	1.65%	1.67%	1.68	%(g)	1.71%
Class C
Net of waivers/reimbursements	1.64	%(f)	1.63%	1.61%	1.60%	1.60	%(g)	1.60%
Before waivers/reimbursements	1.64	%(f)	1.63%	1.62%	1.64%	1.65	%(g)	1.67%
Advisor Class
Net of waivers/reimbursements	.64	%(f)	.63%	.60%	.60%	.60	%(g)	.60%
Before waivers/reimbursements	.64	%(f)	.63%	.61%	.64%	.65	%(g)	.65%
Class R
Net of waivers/reimbursements	1.25	%(f)	1.28%	1.20%	1.10%	1.10	%(g)	1.10%
Before waivers/reimbursements	1.25	%(f)	1.28%	1.25%	1.28%	1.29	%(g)	1.27%
Class K
Net of waivers/reimbursements	.94	%(f)	.94%	.81%	.84%	.85	%(g)	.85%
Before waivers/reimbursements	.94	%(f)	.94%	.92%	.99%	1.01	%(g)	.93%
Class I
Net of waivers/reimbursements	.59	%(f)	.58%	.58%	.58%	.57	%(g)	.54%
Before waivers/reimbursements	.59	%(f)	.58%	.59%	.58%	.57	%(g)	.54%

	October 15, 2013(i) to March 31, 2014 (unaudited)
Class Z
Net of waivers/reimbursements	.54	%(f)
Before waivers/reimbursements	.54	%(f)

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Net of expenses waived by the Distributor.

(i)	Commencement of distribution.

*	Includes the impact of proceeds received and credited to the Fund resulting from a third party vendor reimbursement, which enhanced the performance of each share class for the year ended September 30, 2013 by 0.01%.

See notes to financial statements.

84	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Michael L. Mon(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	85

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Global Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 5-7, 2013.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

86	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	87

profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital Global Aggregate Bond Index (USD hedged) and the Barclays Capital Global Treasury Bond Index (USD hedged), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2013 and (in the case of comparisons with the indices) the period since inception (March 1992 inception). The directors noted that the Fund was in the 4th quintile of the Performance Group and 3rd quintile the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 1st quintile of the Performance Group and the Performance Universe for the 10-year period. The Fund lagged the indices in the 1-year period but outperformed the indices in all other periods. The directors also noted that they had approved modifications to the Fund’s investment policy guidelines and a name change to AllianceBernstein Global Bond Fund, Inc. effective November 2007. Based on their review, the directors concluded that the Fund’s relative performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Fund’s fee schedule started at the same rate and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than

88	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

the rate at the same asset level provided in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising other registered investment companies with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that, at the Fund’s current size, its contractual effective advisory fee rate of 48.7 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the net assets of the Fund were in excess of the first breakpoint. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	89

by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

90	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Global Bond Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the

1	The information in the fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	91

product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2013.

Fund	Category	Advisory Fee Based on the Fund’s Average Daily Adjusted Total Assets[5]	September 30, 2013 Net Assets ($MM)
Global Bond Fund, Inc.	High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$3,262.8

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s fiscal year ended September 30, 2013, the Adviser received $58,165 (0.002% of the Fund’s average daily net assets) for providing such services.

Set forth below are the total expense ratios of the Fund for the most recent semi-annual period:6

Fund	Total Expense Ratio[7]			Fiscal Year
Global Bond Fund, Inc.[8]	Advisor Class A Class B Class C Class R Class K Class I	0.63 0.93 1.64 1.63 1.28 0.93 0.59	% % % % % % %	Sept. 30 (ratios as of Mar. 31, 2013)

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed.

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

8	The Fund’s gross expense ratios exclude interest expense of 0.02% for all share classes except Class I Shares, which excludes interest expense of less than 0.01%.

92	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.9 In addition to the AllianceBernstein Institutional

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	93

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund based on September 30, 2013 net assets.10

Fund	Net Assets 9/30/13 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Global Bond Fund, Inc.	$3,262.8	Global Plus Fixed Income Schedule 0.50% on 1st $30 million 0.25% on the balance Minimum Account Size: $25 m	0.252%	0.488%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global Plus Fixed Income, a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[11]
Global Bond Fund, Inc.	Global Plus Fixed Income Class A2	1.10%
	Class I2 (Institutional)	0.55%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee
Global Bond Fund, Inc.	Global Plus Bond Fund D/P (hedged)	0.10%[12]

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fees and what would have been the

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

11	Class A2 shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I2 shares, whose fee is for investment advisory services only.

12	In addition to the fee shown above, the institutional client is charged the following fee: 0.33% on the first ¥3 billion, 0.08% thereafter. At the currency exchange rate shown in footnote 46, ¥3 billion would be equivalent to approximately $30.55 million.

94	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on September 30, 2013 net assets.

Fund		Fee Schedule	Effective Sub-Adv. Fee(%)	Portfolio Advisory Fee(%)
Global Bond Fund, Inc.	Client #1	0.15% of average daily net assets	0.150%	0.488%

	Client #2	0.12% of average daily net assets	0.120%	0.488%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management service required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)14 and the Fund’s contractual management fee ranking.15

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	95

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank
Global Bond Fund, Inc.	0.487	0.549	1/11

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.

Fund	Total Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Bond Fund, Inc.	0.901	1.034	2/11	1.084	2/21

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

16	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

17	Most recently completed fiscal year Class A share total expense ratio.

96	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $81,171, $11,391,630 and $57,550 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $1,105,517 in fees from the Fund during the Fund’s most recently completed fiscal year:

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	97

costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

98	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings21 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2013.23

Global Bond Fund, Inc.	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	0.11	1.27	0.43	8/11	18/32
3 year	3.66	3.48	3.48	5/10	12/24
5 year	5.76	5.40	4.65	2/6	6/18
10 year	6.92	5.79	5.73	1/5	1/15

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)24 versus its benchmarks.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

21	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The performance returns of the Fund were provided by Lipper.

22	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2013.

26	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	99

	Periods Ending July 31, 2013
	Annualized Performance					Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Global Bond Fund, Inc.	0.11	3.66	5.76	6.92	8.02	6.01	0.85	10
Barclays Capital Global Aggregate Bond Index (USD hedged)	0.74	3.33	4.94	4.55	6.20	2.69	1.03	10
Barclays Capital Global Treasury Index (USD hedged)[27]	0.74	2.96	4.34	4.28	6.13	N/A	N/A	N/A
Inception Date: March 27, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

27	Benchmark inception is the nearest month end after the Fund’s actual inception date.

100	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

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Fixed Income (continued)

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Closed-End Funds

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	101

AllianceBernstein Family of Funds

NOTES

102	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	103

NOTES

104	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	105

NOTES

106	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	107

NOTES

108	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

ALLIANCEBERNSTEIN GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GB-0152-0314

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 22, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 22, 2014